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EXHIBIT 1.2

                 SUBSCRIPTION FOR PAYSTAR COMMUNICATIONS CORPORATION

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Purchaser                                 SS or Employer Id. Number


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Residence or Principal Address            Telephone


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City, State, and Zip Code

The undersigned subscribes for the purchase of ________ Shares of Series "A" Convertible $2.00 Preferred Stock (par value $.001) of PayStar Communications Corporation, a Nevada corporation, as described in the Prospectus dated ________, 2000. The purchase price per Share is $2.00. All checks shall be made payable to "_______ Bank" as escrow agent. The total purchase price is $________.

The undersigned hereby represents and warrants that he/she/it has received and a copy of and read the Prospectus dated ____________, 2000.

The issuer is instructed to issue stock certificates as follows:

     Name(s)                                 No. of Shares
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THE UNDERSIGNED PURCHASER/SUBSCRIBER HEREBY DECLARES AND AFFIRMS THAT HE HAS
READ THE FOREGOING INSTRUMENT AND UNDERSTANDS THE CONTENTS AND REPRESENTATIONS THEREOF, AND AGREES TO THE SAME.

If the undersigned is an INDIVIDUAL, complete the following:


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Print Name of Individual                  Signature of Individual

If the undersigned is a PARTNERSHIP, CORPORATION or TRUST, complete the following:


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Type or Print Name of Partnership, Corporation, or Trust


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Type or print name of Individual          Signature of Individual Signing
Signing on Behalf of Partnership,         on Behalf of Partnership, Corporation
Corporation or Trust                      or Trust